UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2024

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 1112 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

After the recent passing of Peter Gaccione, who served as the Chief Executive Officer of American Shared Hospital Services (the “Company”), on April 16, 2024, the Board of Directors (the “Board”) of the Company designated certain persons currently serving as Company executives to serve in additional executive capacities.

Raymond Stachowiak, who has served as the Executive Chairman of the Board since March 7, 2023, was appointed as Chief Executive Officer in addition to continuing to serve as the Company’s Executive Chairman of the Board. In the capacities of Executive Chairman of the Board and Chief Executive Officer, Mr. Stachowiak will continue to serve as, and perform the functions of, the principal executive officer of the Company. Mr. Stachowiak previously served as Chief Executive Officer of the Company from October 1, 2020 to March 7, 2023 and as Interim President and Chief Executive Officer from May 4, 2020 through September 30, 2020. Mr. Stachowiak joined the Board in 2009.

Craig Tagawa, who has served as the President and Assistant Secretary of the Company since October 1, 2020, was appointed as the Company’s Chief Operating Officer in addition to continuing to serve as the Company’s President and Assistant Secretary. Mr. Tagawa previously served as the Chief Operating Officer of the Company from February 1999 through September 2022. Mr. Tagawa also served as Chief Financial Officer of the Company from January 1992 through October 1995 and from May 1996 to April 2023.

There were no changes to Mr. Stachowiak’s or Mr. Tagawa’s compensation arrangements as a result of these appointments.  Biographical information, a summary of their business experience and any other information required to be disclosed with respect to Mr. Stachowiak and Mr. Tagawa under Items 401(b), (d), (e) and Item 404(a) of Regulation S-K was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports the Company has previously filed with the Securities and Exchange Commission.

Item 8.01. Other Events.

On April 12, 2024, the Company issued a press release announcing that Mr. Gaccione, who served as the Chief Executive Officer of the Company, passed away. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On April 18, 2024, the Company issued a press release announcing the appointments of Mr. Stachowiak and Mr. Tagawa. The press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 12, 2024.

Exhibit 99.2	Press Release dated April 18, 2024.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: April 18, 2024	/s/ Raymond C. Stachowiak
By: Raymond C. Stachowiak
Title: Executive Chairman of the Board